UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) December 20, 2012

Revolution Lighting Technologies, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-23590	59-3046866
(Commission File Number)	(IRS Employer Identification No.)

177 Broad Street, 12th Floor, Stamford CT	06901
(Address of Principal Executive Offices)	(Zip Code)

(203) 504-1100

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

124 Floyd Smith Drive, Suite 300, Charlotte, NC 28262

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On December 27, 2012, Revolution Lighting Technologies, Inc., a Delaware corporation (“RVLT”), filed a Current Report on Form 8-K (the “Form 8-K”) to report the closing of its acquisition (the “Merger”) of Seesmart Technologies, Inc., a Nevada corporation (“Seesmart”), pursuant to the terms of the Agreement and Plan of Merger, dated as of December 1, 2012 (the “Merger Agreement”), by and among Revolution, Seesmart Acquisition Company, Inc., a wholly-owned subsidiary of Revolution (“Merger Sub”), Seesmart Merger Company, LLC, a wholly-owned subsidiary of Revolution (“Merger Sub II”), Seesmart and Ken Ames as stockholder representative. The Merger closed and became effective on December 20, 2012. This amendment is being filed to amend and supplement Item 9.01 to include the historical consolidated financial statements of Seesmart Technologies, Inc., as defined in Note 1 of the audited consolidated financial statements, required pursuant to Rule 8-04(b) of Regulation S-X and the unaudited pro forma condensed consolidated financial information for the combined companies required pursuant to Rule 8-05 of Regulation S-X.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired. The following financial statements of Seesmart Technologies, Inc. and its subsidiaries are attached hereto as Exhibits 99.1 and 99.2 and are incorporated in their entirety into this Item 9.01(a) by reference:

(1) audited balance sheets as of December 31, 2010 and 2011, audited statements of operations, audited statements of stockholders deficit and audited statements of cash flows for the years ended December 31, 2010 and 2011, with a report by KPMG LLP; and

(2) unaudited condensed balance sheets as of September 30, 2012 and December 31, 2011, unaudited condensed statements of operations, unaudited condensed statements of stockholders’ deficit and unaudited condensed statements of cash flows for the nine months ended September 30, 2012 and 2011, in each case prepared in accordance with accounting principles generally accepted in the United States of America as they apply to interim financial statements.

(b) Pro Forma Financial Information. The unaudited pro forma condensed consolidated financial information of RVLT as of and for the nine months ended September 30, 2012 and for the year ended December 31, 2011 is attached hereto as Exhibit 99.3 and is incorporated in its entirety into this Item 9.01(b) by reference. The unaudited pro forma condensed consolidated financial information is a presentation of historical results with accounting adjustments necessary to reflect the estimated pro forma effect of RVLT’s acquisition of Seesmart Technologies, Inc. on the financial position and results of operations of RVLT and is presented for informational purposes only. The unaudited pro forma condensed consolidated financial information does not reflect the effects of any anticipated changes to be made by RVLT to the operations of the combined companies, including synergies and cost savings and does not include one time charges expected to result from the Merger. The unaudited pro forma condensed consolidated financial information should not be construed to be indicative of RVLT’s future results of operations or financial position.

(d) Exhibits

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of December 1, 2012, by and among Revolution Lighting Technologies, Inc., Seesmart Acquisition Company, Inc., Seesmart Merger Company, LLC, Seesmart Technologies, Inc. and Ken Ames as stockholder representative.*

23.1	Independent Auditors’ Consent.

99.1	Financial statements of Seesmart Technologies, Inc. as of December 31, 2010 and 2011, and for the years ended December 31, 2010 and 2011.

99.2	Unaudited condensed financial statements of Seesmart Technologies, Inc. as of September 30, 2012 and December 31, 2011 and the nine months ended September 30, 2011 and 2012.

99.3	Unaudited pro forma condensed consolidated financial statements as of and for the nine months ended September 30, 2012 and for the year ended December 31, 2011.

*	Previously filed on December 6, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

March 22, 2013	REVOLUTION LIGHTING TECHNOLOGIES, INC.

/s/ Charles Schafer
	Name:	Charles Schafer
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of December 1, 2012, by and among Revolution Lighting Technologies, Inc., Seesmart Acquisition Company, Inc., Seesmart Merger Company, LLC, Seesmart Technologies, Inc. and Ken Ames as stockholder representative (incorporated by reference to Exhibit 2.1 to Registrant’s Current Report on Form 8-K, as filed with the Securities and Exchange Commission on December 6, 2012).

23.1	Independent Auditors’ Consent.

99.1	Financial statements of Seesmart Technologies, Inc. as of December 31, 2010 and 2011, and for the years ended December 31, 2010 and 2011.

99.2	Unaudited condensed financial statements of Seesmart Technologies, Inc. as of September 30, 2012 and December 31, 2011 and the nine months ended September 30, 2011 and 2012.

99.3	Unaudited pro forma condensed consolidated financial statements as of and for the nine months ended September 30, 2012 and for the year ended December 31, 2011.